UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
January 20, 2006
STINGER SYSTEMS, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-122583	30-0296398
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
2701 North Rocky Point Drive, Suite 1130
Tampa, Florida 33607
(Address of principal executive offices, including zip code)
(813) 281-1061
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

SIGNATURE

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
Stinger Systems, Inc. Investor Presentation.
Ex-99.1 Investor Presentation

Item 8.01 Other Events.
     Attached as Exhibit 99.1 to this Form 8-K, is an investor presentation made by executives of Stinger Systems, Inc. (the "Company").
Item 9.01 Exhibits.
     99.1   Stinger Systems, Inc. Investor Presentation

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 20, 2006	Stinger Systems, Inc.

	By:	/s/ David J. Meador

David J. Meador
Chief Financial Officer

EXHIBIT INDEX

Exhibits:

99.1	Stinger Systems, Inc. Investor Presentation.